UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2008

Volterra Semiconductor Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47467 Fremont Blvd., Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510 743 1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2008, the Board of Directors of Volterra Semiconductor Corporation (the "Company"), upon the recommendation of the Compensation Committee, revised the cash compensation of the non-employee members of the Company’s Board of Directors as follows:

Annual cash retainer for service as:

Chairman of the Board of Directors:...................................$ 10,000
Member of Board of Directors:*.........................................$ 25,000
Member of Audit Committee:.............................................$ 7,000
Member of Compensation Committee:...............................$ 3,500
Member of Nominating and Governance Committee:........$ 2,500
Audit Committee Chair:......................................................$ 15,000
Compensation Committee Chair:........................................$ 7,000
Nominating and Governance Committee Chair:.................$ 5,000

* represents no change from prior compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 31, 2008	By:	/s/ Mike Burns

Name: Mike Burns
Title: Chief Financial Officer